                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 30, 1996

                     DIGITAL TECHNOLOGIES MEDIA GROUP, INC.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    0-9311                87-0269260
         -------------------------------------------------------------
     (State or other              (Commission           (I.R.S. Employer
     jurisdiction of              File Number)           Identification
     incorporation)                                          Number)

        955 South Virginia Street, Reno, Nevada                 89502
        -------------------------------------------------------------
        (Address of principal executive offices)           (Zip Code)

Issuer's telephone number, including area code:  (702) 786-2144

                      Miller & Benson International, Ltd.
         23548 Calabasas Road, Suite 203, Calabasas, California 91302
        -------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Total sequentially numbered pages in this document:  ___ .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     Financial Statements of Business Acquired.

                (1)     Audited Financial Statements.

                        (i)     Independent Auditor's Report.
                        (ii)    Consolidated Balance Sheet as of December 31,
                                1995.
                        (iii) Consolidated Statement of Operations and Accumulated Deficit-Nine Month Period from April 1, 1995 (Inception) to December 31, 1995.
                        (iv) Consolidated Statement of Cash Flows-Nine Month Period from April 1, 1995 (Inception) to December 31, 1995.
                        (v) Notes to Consolidated Financial Statements-Period Ended December 31, 1995.

                (2)     Unaudited Financial Statements.

                        (i)     Consolidated Balance Sheet as of June 30, 1996.
                        (ii) Consolidated Statement of Operations-Six Month Period Ended June 30, 1996.
                        (iii) Consolidated Statement of Cash Flows-Six Month Period Ended June 30, 1996.
                        (iv)    Notes to Consolidated Financial Statements-
                                Six Months Ended June 30, 1996.

        (b)     Pro Forma Financial Information.

                        None.

        (c)     Exhibits.

                        None.

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        DIGITAL TECHNOLOGIES MEDIA GROUP, INC.
                        --------------------------------------
                                      (Registrant)

Date:  October 15, 1996         By:  /s/  ARTHUR NEWBERGER
                                     -------------------------
                                     Arthur Newberger
                                     President

                             JAY J. SHAPIRO, C.P.A.
                           A Professional Corporation

                            16501 VENTURA BOULEVARD
                                   SUITE 650
                            ENCINO, CALIFORNIA 91436
                    TEL. (818) 990-4878  FAX (818) 990-4944


                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Miller & Benson International, Ltd.:

        I have audited the accompanying re-issued consolidated balance sheet of Miller & Benson International, Ltd. (the "Company"), as of December 31, 1995, and the related consolidated statements of operations, accumulated deficit and cash flows for the nine-month period from April 1, 1995 (Inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

        I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

        In my opinion, the re-issued consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 1995, and the results of its operations and its cash flows for the period April 1, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

        Subsequent to April 2, 1996 it was discovered that the Company has a significant liquidity problem caused by insufficient collections on accounts receivable reflected on its books as of December 31, 1995. Accordingly, this report has been re-issued on restated financial statements which reflect uncertainty relative to the Company's continuance as a going concert - See
Note 1.


August 5, 1996                          /s/  JAY J. SHAPIRO
                                        -----------------------------------
                                        Jay J. Shapiro, C.P.A.
                                        A professional corporation

                      MILLER & BENSON INTERNATIONAL, LTD.

                           CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1995

ASSETS

Accounts receivable - net of $16,000 allowance
  (Note 6)                                                      $   20,300
Fixed assets - net of accumulated depreciation of $3,300            12,356
Film costs - net of accumulated amortization of $60,000          2,940,000
                                                                ----------
TOTAL ASSETS                                                    $2,972,656
                                                                ==========

LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES:
  Accounts payable                                              $  145,572
  Other liabilities (Note 8)                                       107,000
  Payroll tax obligations (Note 8)                                  32,817
  Notes payable (Notes 5 and 6)                                     29,413
  Unearned revenue                                                  57,500
  Royalties payable                                                 60,000
                                                                ----------
Total Liabilities                                                  432,302
                                                                ----------
Contingencies and commitments (Notes 1, 4, 5, 6 and 8)

STOCKHOLDERS' EQUITY (Notes 5, 6 and 7)

Capital Stock:
  Common stock, $.01 par value authorized
  250,000,000 shares; 5,401,127 shares
  issued and outstanding (pro-forma basis)                       3,439,717

  Additional paid-in-capital                                         7,048

  Preferred stock, $.01 par value authorized
  100,000,000 shares, no shares outstanding                              0

  Accumulated deficit                                             (906,411)
                                                                ----------
Total Stockholders' Equity                                       2,540,354
                                                                ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                        $2,972,656
                                                                ==========

                      MILLER & BENSON INTERNATIONAL, LTD.

                      CONSOLIDATED STATEMENT OF OPERATIONS
                            AND ACCUMULATED DEFICIT
                NINE MONTH PERIOD FROM APRIL 1, 1995 (INCEPTION)
                              TO DECEMBER 31, 1995


Revenue                                                         $   76,000
                                                                ----------
Cost of Sales:
  Film amortization                                                (60,000)
  Royalties                                                        (60,000)
                                                                ----------
                                                                  (120,000)
                                                                ----------
Gross profit (loss)                                                (44,000)
                                                                ----------
Operating Expenses:
Administrative                                                    (260,966)
Payroll (Note 8)                                                  (155,397)
Travel & entertainment                                             (63,085)
Professional fees (Note 7)                                        (152,978)
                                                                ----------
                                                                  (632,426)
                                                                ----------
Operating Loss                                                    (676,426)

Other (Expense) Income:
  Interest expense                                                (155,529)
  Material reimbursement                                               544
  Miscellaneous (Notes 7 and 8)                                    (75,000)
                                                                ----------
                                                                  (229,985)
                                                                ----------

Net Loss                                                        ($ 906,411)
                                                                ==========

Accumulated Deficit 12/31/95                                    ($ 906,411)
                                                                ==========

Loss per share (Note 3)                                             ($0.17)
                                                                ==========

                      MILLER & BENSON INTERNATIONAL, LTD.

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                NINE MONTH PERIOD FROM APRIL 1, 1995 (INCEPTION)
                              TO DECEMBER 31, 1995


Operating Activities:
  Net Loss                                                      $ (906,411)
  Adjustments to reconcile
    net loss to net cash used
    by operating activities:
    Depreciation and amortization                                   63,300
    Provision for bad debts and discount
      on long-term receivables                                      16,000
    Accrued royalties payable                                       60,000
    Provision for contingencies                                    207,000
    Changes in operating assets and liabilities:
    (Increase in:
      Accounts receivable                                          (36,329)
    Increase in:
      Unearned revenue                                              57,500
      Accounts payable
        and accrued expenses                                       115,546
                                                                ----------
Net cash used by operating activities                             (423,394)
Investing Activities:
  Purchase of business property                                    (15,656)
                                                                ----------
  Net cash used in investing activities                            (15,656)
                                                                ----------
Financing Activities:
  Convertible debt issuance and conversion                         275,000
  Sale of common stock                                             129,950
  Loans payable                                                     34,100
                                                                ----------
  Net cash provided by
  financing activities                                             439,050
                                                                ----------
Increase in cash                                                         0
Net cash - beginning of period                                           0
                                                                ----------
Net cash - end of period                                        $        0
                                                                ==========
Supplemental information:
  Interest paid                                                 $  155,529
                                                                ==========
  Income taxed paid                                                      0
                                                                ==========


Film costs of $3,000,000 were recognized upon CSI acquisition for a May, 1995 note of $3,000,000 which was subsequently converted to preferred stock in November, 1995 and then common stock in May, 1996. Interest on the note of $129,950 was reinvested in common stock on November 2, 1995. The Company amortized $450,000 of this cost during the period.

                      MILLER & BENSON INTERNATIONAL, LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         PERIOD ENDED DECEMBER 31, 1995

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION:

Digital Technologies Group, Inc. (the "Acquiree" or "DTG") was organized in April, 1995 under the laws of the State of Delaware for the purpose of funding the development of television programming and to interface with new technologies. The Company initially issued 1,207,500 share of common stock with a nominal value of $50.00 In May, 1995, DTG acquired certain assets of Communications Services International ("CSI") for convertible debt. (See Note
2).

Miller & Benson International Ltd. (the "Company"), a Delaware corporation, emerged from bankruptcy in 1991 and is a dormant holding company with 5,401,127 shares outstanding as of July 30, 1996 after a 1-for-100 stock split and acquisition of DTG. The Company has no assets or outstanding liabilities. (See
Note 7).

COMPANY BUSINESS:

Effective with the consummation of the CSI asset acquisition DTG commenced licensing in September, 1995 all acquired film rights in currently available territories. The Company's customers consist of domestic and foreign sub-distributors and sales agents and CSI will be collecting approximately $50,000 in receivables for the Company subsequent to 12/31/95.

BASIS OF PRESENTATION:

The consolidated financial statements reflect the assets, liabilities, and operations of DTG due to accounting treatment as reverse merger by DTG. (See
Note 7).

The balance sheets are presented in an unclassified format in accordance with FAS No. 53.

GOING CONCERN:

As of December 31, 1995 the Company had no cash available to meet operating requirements. This cash position is not adequate to meet the Company's needs. The Company requires additional sales and collections to meet its 1996 operating needs and to satisfy the liabilities outstanding as of 12/31/95. The Company's management is presently negotiating some major market licenses.
There can be no assurance of favorably consummating these negotiations at this time.

                      MILLER & BENSON INTERNATIONAL, LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         PERIOD ENDED DECEMBER 31, 1995

NOTE 1 (CONT'D)

GOING CONCERN (CONT'D):

Management believes that with major reductions in 1995 DTG operational costs including approximately $350,000 of non-recurring items including a reserve for unrecorded liabilities of $100,000, lower interest due to CSI note conversion, and increased sales activity, the Company will be able to continue as a going concern. However, at this time, there is substantial doubt regarding its ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

FILM REVENUE AND ROYALTY RECOGNITION:

Revenues from television license agreements are recognized as each film becomes available for telecasting by the licensees. The Company defines availability as when the films delivered are free of any conflicting licenses in respective territory, and the licensee has fully accepted film materials. Royalty expense is accrued based on earned revenue.

INCOME TAXES:

The Company may have limitations regarding the use of its apparent net operating loss due to the transaction described in Note 7.

ACCOUNTS RECEIVABLE:

Accounts receivable consist of the unpaid portion of license agreements received from customers on a worldwide basis. The Company's management performs credit evaluations of customers and reserves for any potential credit losses. The standard procedure when entering into a licensing agreement requires a payment upon signing and the balance to be paid over a period subsequent to delivery of films licensed. The evaluation of contracts as of 12/31/95 resulted in a $1.1 Million adjustment due to several significant availability problems regarding the Company's lack of control of film inventory without specific producer approval and customer acceptance of film product. Such facts were discovered after April 12, 1996 and result in the re-issuance of this report on restated consolidated financial statements.

FIXED ASSETS:

Depreciation of furniture and fixtures is being provided by utilization of the straight-line method over the estimated useful lives of the assets is five years.

                      MILLER & BENSON INTERNATIONAL, LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         PERIOD ENDED DECEMBER 31, 1995

NOTES 1 (CONT'D)

As of December 31, 1995 fixed assets consist of:

        Computer equipment                              $8,500
        Other                                            7,156
                                                --------------
                                                        15,656
        Less accumulated depreciation                  ( 3,300)
                                                --------------
                                                $       12,356
                                                ==============

FILM INVENTORY AND AMORTIZATION:

Film inventory principally consisting of distribution rights for a group of television series are stated at the lower of unamortized cost or estimated net realizable value.

Amortization is based on the income forecast method utilizing the relationship of revenue realized in the period bears to estimated future revenue and the new cost basis. Such estimated revenue will be revised periodically by management and estimated losses, if any, will be provided for at that time. At December 31, 1995 as a result of DTG management's review and an independent film library valuation of $4.3 million. The Company recognized $60,000 in amortization expense.

During the next three years the Company anticipates amortizing 60% of its film inventory balance.

NOTE 2 - CSI AGREEMENT:

On May 1, 1995 DTG concluded an Acquisition Agreement (the "Agreement") with CSI, a foreign corporation formed in 1990 resulting in the acquisition of some accounts receivable, film rights to several TV series, and a distribution network for $3,000,000 secured convertible debenture bearing interest at 10%. The entire payment was reflected as Film Cost based on an independent appraisal. Interest of $150,000 was paid by CSI and such funds were reinvested into common stock net of $20.500 outstanding receivable from CSI. On November 2, 1995, the note was converted to convertible preferred stock with 6% dividend. On February 1, 1996 a dividend of $45,000 was paid to CSI and $30,000 was reinvested into common stock. The preferred stock was converted to 3 million shares of common stock of May 1, 1996. A 3% shareholder of CSI is now Chief Executive Officer of the Company.

NOTE 3 - NET LOSS PER SHARE:

Net loss per share is computed using the pro-forma weighted average number of shares of common stock outstanding December 31, 1995 assuming completion of the DTG acquisition. (See Note 7).

                      MILLER & BENSON INTERNATIONAL, LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         PERIOD ENDED DECEMBER 31, 1995



NOTE 4 - LEASE COMMITMENT:

The Company entered into a five-year lease agreement for 3,700 square feet of office space with a term is beginning July 15, 1996. During 1995 DTG paid $26,036 in rent expense and the minimum rent to be paid annually over the next four years is $60,000. The Company is presently renegotiating the terms of the lease with the landlord.

NOTE 5 - CONVERTIBLE SUBORDINATED DEBT AND WARRANTS EXERCISED:

The Company issued convertible debt amounting to $275,000 as of December 31,
995. Such debt, which is secured by receivables, is due through 12/1/96 and bears an annual interest rate of 10%. The debtholders can convert their obligation to Company's common stock at a price of $20.00 per share or 50% of the initial offering price. Debtholders were also issued warrants to purchase up to 50,000 shares of common stock at a cost of $.001 per share. All notes, accrued interest and warrants, except for $20,313 were converted as of June 30, 1996 and retroactively reflected on these financial statements. (See Note 7).

NOTE 6 - STOCKHOLDER SETTLEMENTS

The Company entered into an agreement with a major stockholder for return of 800,000 shares held by him. The shares were cancelled effective December 31, 1995. Such agreement also provides for payment of past compensation net of expense advances which have not been utilized and receivables were transferred upon July 1996 foreclosure of a $25,000 note held by this stockholder. Another stockholder is owed $9,100 at 12/31/95.

NOTE 7 - REVERSE ACQUISITION

Pursuant to a Stock Exchange Agreement dated June 28, 1996 among ("DTG"), the shareholders of DTG and Miller & Benson International, Ltd. ("M&B"), M&B acquired 100% of the outstanding capital stock of DTG in exchange for the issuance of 4,000,000 post-split shares of common stock to DTG for its shareholders and consultant and 401,127 shares of Company common stock to DTG secured convertible subordinated debtholders ($301,127 including accrued interest at conversion) and exchange for their outstanding warrant rights for 50,000 shares of DTG common stock. The 4,401,127 total shares of common stock represented approximately 81.5% of the issued and outstanding shares of the Company's common stock, which is the only class of the Company's equity securities issued and outstanding. As a result, the former shareholders of DTG may thus be deemed to have acquired control of M&B. For accounting purposes, the acquisition of DTG by M&B has been treated as a recapitalization of DTG, with DTG as the acquirer (reverse acquisition). All historical financial statements prior to July 30, 1996 (closing) are those of DTG.

                      MILLER & BENSON INTERNATIONAL, LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         PERIOD ENDED DECEMBER 31, 1995

NOTE 7 - (CONT'D)

M&B is a dormant public company whose activities during the past several years have been limited to maintaining the corporate entity and evaluating business opportunities. M&B's predecessor entity, Oil Securities, Inc., filed for protection under Chapter 11 of the United States Bankruptcy Code on May 2, 1988 as debtor-in-possession. During the bankruptcy proceedings, M&B liquidated all of its assets and settled or restructured all of its liabilities pursuant to a plan of reorganization confirmed on June 25, 1991. In 1992 an Italian company attempted an acquisition, but abandoned the transaction after a small investment. On May 12, 1993, the bankruptcy proceedings were closed by the entry of an order of final decree by the Bankruptcy Court. During the three years ended December 31, 1995, M&B had no revenues, assets, or operations and aggregate expenses of approximately $32,000. Most of the costs are reflected in beginning accumulated deficit and such losses are not meaningful to any given year. All M&B liabilities were discharged at closing by the sale to outside parties of 166,667 share of Madera International common stock which was obtained in exchange for 500,000 share of M&B common stock in June, 1996.
Madera shares were sold for $23,000 cash in July, 1996 and the funds paid all M&B outstanding liabilities and approximately $20,000 for costs associated with this pooling-in-interests transaction. M&B also issued 88,033 shares to certain M&B officers with reimbursement of $1,550 for past advances to M&B. Such shares have an imputed value of $7,000 and are reflected in additional paid-in-capital.

The outstanding shares as of December 31, 1995 financial statements reflect all M&B transactions as of that date and the consolidated financial statements have been retroactively restated.

The Company changed its name to Digital Technologies Media Group, Inc. and CSI is a 40% owner of the new company as of July 31, 1996. Digital Technologies Entertainment Inc. ("DTE") is a wholly-owned subsidiary of the Company.

NOTE 9 - CONTINGENCIES:

The Company has accrued $50,000 relative to an asserted claim by the California Franchise Tax Board for unpaid taxes including accrued interest and penalties for the tax period ended December 31, 1984. The Company is attempting to settle this claim at a lesser amount.

The Company is also involved in several lawsuits and disputes. The consolidated financial statements reflect $52,000 relative to past DTG employment benefit claims which are being appealed by the Company, and $5,000 for a lawsuit settled subsequent to December 31, 1995.

                      MILLER & BENSON INTERNATIONAL, LTD.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         PERIOD ENDED DECEMBER 31, 1995


NOTE 8 - CONTINGENCIES (CONT'D):

The Company is also delinquent relative to certain Federal and California payroll tax obligations and such obligation increased to $51,000 as of June 30, 1996.

NOTE 9 - SALES BACKLOG (UNAUDITED):

The Chief Executive Officer of DTE believes that it has gross sales backlog of approximately $1.5 Million. Such backlog is expected to generate 1996 sales and related amortization and royalty expenses.

                      MILLER & BENSON INTERNATIONAL, LTD.
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)
                              AS OF JUNE 30, 1996


 ASSETS

Cash                                                           $     8,832
Accounts receivable - net                                           21,000
Fixed assets - net                                                  11,056
                                                               -----------
                                                                    40,888
                                                               -----------

Film library                                                     3,000,000

Less accumulated
amortization                                                      (255,000)
                                                               -----------
                                                                 2,745,000
                                                               -----------

Prepaid expenses                                                    16,025
                                                               -----------

TOTAL ASSETS                                                   $ 2,801,913
                                                               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES


Accounts payable                                               $   137,059
Other liabilities                                                  107,000
Payroll tax obligations                                             51,279
Notes payable                                                       28,183
Unearned revenue                                                   140,000
Royalties payable                                                  101,000
                                                               -----------
                                                                   564,521
                                                               -----------
STOCKHOLDERS' EQUITY:

Capital stock                                                    3,439,717
Additional paid in capital                                           7,048
Accumulated deficit                                             (1,209,373)
                                                               -----------
Total Equity                                                     2,237,392
                                                               -----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                           $ 2,801,913
                                                               ===========

                      MILLER & BENSON INTERNATIONAL, LTD.
                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      SIX MONTH PERIOD ENDED JUNE 30, 1996


REVENUE                                                          $ 288,000
                                                                 ---------
COST OF SALES:

        FILM AMORTIZATION                                         (195,000)
        ROYALTIES                                                 (188,000)
                                                                 ---------
                                                                  (383,000)
                                                                 ---------

GROSS PROFIT (LOSS)                                                (95,000)

OPERATING EXPENSES                                                (196,225)
                                                                 ---------

OPERATING LOSS                                                    (291,225)
                                                                 ---------

OTHER INCOME (EXPENSE)

        INTEREST EXPENSE                                           (15,063)
        MATERIAL REIMBURSEMENT - NET                                 3,326
                                                                 ---------
                                                                   (11,737)
                                                                 ---------

NET LOSS                                                         $(302,962)
                                                                 =========

                      MILLER & BENSON INTERNATIONAL, LTD.
                CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                      SIX MONTH PERIOD ENDED JUNE 30, 1996


Operating Activities:
        Net loss                                                   $(302,962)

Adjustments to reconcile
net loss to net cash provided
by operating activities:
        Depreciation and amortization                                196,600
        Accrued royalties payable                                     41,000

Changes in operating assets and liabilities:

(Increase) decrease in:
        Accounts receivable, net                                        (700)
        Prepaid expenses                                             (16,025)

Increase (decrease) in:
        Accounts payable                                              (8,513)
        Payroll for obligations                                       18,462
        Unearned revenue                                              82,500
                                                                   ---------
Net cash provided by operating activities                             10,362
                                                                   ---------
Investing Activities:
        Purchase of business property                                   (300)
                                                                   ---------
Net cash used in investing activities:                                  (300)
                                                                   ---------

Financing Activities:
        Decrease in notes payable                                     (1,230)
                                                                   ---------
Net cash used in financing activities                                 (1,230)
                                                                   ---------

Increase in Cash                                                       8,832

Net Cash - beginning of period                                             0
                                                                   ---------

Net Cash - end of period                                               8,832
                                                                   =========


                      MILLER & BENSON INTERNATIONAL, LTD.

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                         SIX MONTHS ENDED JUNE 30, 1996


1.      Basis of Presentation

        The accompanying consolidated financial statements are unaudited but, in the opinion of management of the Company, contain all adjustments necessary to present fairly the financial position at June 30, 1996, the results of operations for the six months ended June 30, 1996, and the changes in cash flows for the six months ended June 30, 1996. These adjustments are of a normal recurring nature. The accompanying consolidated financial statements include the operations of the Company and its wholly-owned subsidiary, Digital Technologies, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

        Since Digital Technologies, Inc. was formed in April 1995 and did not acquire its operating assets until May 1995, operations through June 30, 1995 were not significant. Accordingly, comparable 1995 financial statements are not presented.

        Certain information and footnote disclosures normally included in financial statements that have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although management of the Company believes that the disclosures contained in these financial statements are adequate to make the information presented therein not misleading.

        The results of operations for the six months ended June 30, 1996 are not necessarily indicative of the results of operations to be expected for the full fiscal year ended December 31, 1996.